Exhibit 1

AGREEMENT PURSUANT TO RULE 13d-1(k)(1)

CONCERNING JOINT SCHEDULE 13G FILING AND

POWER OF ATTORNEY

WHEREAS, the undersigned are beneficial owners, as determined pursuant to Rule 13d-3 of the General Rules and Regulations of the Securities Exchange Act of 1934, as amended, of certain ordinary shares of Voltaire Ltd. (“Ordinary Shares”).

NOW, THEREFORE,

1. The undersigned each acknowledge and agree that the foregoing statement on Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate.

2. The undersigned hereby severally constitute and appoint John C. Baker our true and lawful attorney, with full power to him to sign for us, and in our names and in the capacities indicated below, the Schedule 13G relating to the Ordinary Shares owned by us and any and all amendments thereto filed or to be filed with the Securities and Exchange Commission with respect to any agreement entered into by us relating to the Ordinary Shares owned by us, hereby ratifying and confirming our signatures as they may be signed by our said attorney to said Schedule 13G and any and all amendments thereto.

This Power of Attorney shall remain in full force and effect until each of the undersigned who are giving this Power of Attorney are no longer required to file a Schedule 13G or any amendments thereto with respect to the undersigned’s beneficial ownership of the Common Stock, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney.

IN WITNESS WHEREOF, this Agreement has been signed by the undersigned as of the fourth day of February, 2008.

This Agreement may be executed in counterparts.

BCF II Belgium Holding SPRL

/s/ Joseph R. Saviano
(Signature)

Joseph R. Saviano, Director
Name and Title

/s/ Hilde Walraevens
(Signature)

Hilde Walraevens, Director
Name and Title

BCF II Lux I S.à.r.l.

/s/ Joseph R. Saviano
(Signature)

Joseph R. Saviano, Director
Name and Title

/s/ Roeland P. Pels
(Signature)

Roeland P. Pels, Director
Name and Title

Baker Capital Partners (Anguilla) II, LLC

/s/ John C. Baker
(Signature)

John C. Baker, Manager
Name and Title

Baker Communications Fund II (Cayman), L.P.

/s/ John C. Baker
(Signature)

John C. Baker, Manager
Name and Title

John Baker

/s/ John C. Baker
(Signature)

Henry Baker

/s/ Henry Baker
(Signature)